UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Evans Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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April 1, 2009
To Our Shareholders:
     On behalf of the Board of Directors, I cordially invite you to attend the 2009 Annual Meeting of Shareholders of Evans Bancorp, Inc. The Annual Meeting this year will be held at Romanello’s South Restaurant, 5793 South Park Avenue, Hamburg, New York, on Thursday, April 23, 2009 at 9:00 a.m. The formal Notice of the Annual Meeting is set forth on the following page.
     The enclosed Notice and Proxy Statement contain details concerning the business to come before the 2009 Annual Meeting. The Board of Directors of Evans Bancorp recommends a vote “FOR” the re-election of Robert G. Miller, Jr., John R. O’Brien, and James Tilley as directors for a three year term, and “FOR” approval of the 2009 Long-Term Equity Incentive Plan.
To Vote:
     Your vote is important, regardless of whether or not you attend the Annual Meeting. I urge you to sign, date, and return the enclosed proxy card in the postage-paid envelope provided as promptly as possible. In this way, you can be sure that your shares will be voted at the meeting. If you are voting “FOR” the election of the nominated directors and “FOR” approval of the 2009 Long-Term Equity Incentive Plan, you need only date, sign and return the proxy card.
     Voting is tabulated by an independent firm; therefore, to ensure that your vote is received in a timely manner, please mail the white proxy card in the envelope provided — do not return the proxy card to Evans Bancorp, Inc.
To Attend the Annual Meeting:
     The Annual Meeting will include a continental breakfast. To ensure that our reservation count will be accurate, if you plan to attend the meeting, please complete the appropriate section on the white proxy card and return it in the postage-paid envelope provided — do not return the proxy card to Evans Bancorp, Inc.
     PLEASE NOTE THAT, DUE TO LIMITED SEATING, WE WILL NOT BE ABLE TO ACCOMMODATE GUESTS OF OUR SHAREHOLDERS AT THE ANNUAL MEETING, AND MUST LIMIT ATTENDANCE TO SHAREHOLDERS ONLY.
     Thank you for your confidence and support.

Sincerely,

David J. Nasca
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 23, 2009
GENERAL INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL I - ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS
BOARD OF DIRECTOR COMMITTEES
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
TRANSACTIONS WITH RELATED PERSONS
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
PROPOSAL II — APPROVAL OF THE EVANS BANCORP, INC. 2009 LONG-TERM EQUITY INCENTIVE PLAN
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF SHAREHOLDERS
APPENDIX A
2009 LONG-TERM EQUITY INCENTIVE PLAN
ARTICLE 2 — DEFINED TERMS; CONSTRUCTION
ARTICLE 3 — AWARDS
ARTICLE 4 — SHARES SUBJECT TO PLAN
ARTICLE 5 — CHANGE IN CONTROL
ARTICLE 6 — COMMITTEE
ARTICLE 7 — AMENDMENT AND TERMINATION
ARTICLE 8 — GENERAL TERMS

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EVANS BANCORP, INC.
14-16 North Main Street
Angola, New York 14006
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 23, 2009
     The Twenty-First Annual Meeting of Shareholders of Evans Bancorp, Inc., a New York corporation (the “Company”), will be held on Thursday, April 23, 2009 at 9:00 a.m. at Romanello’s South Restaurant, 5793 South Park Avenue, Hamburg, New York, for the following purposes:
(1)	To elect three directors of the Company, such directors to hold office for the term of three years and until the election and qualification of their successors.

(2)	To approve the 2009 Long-Term Equity Incentive Plan.

(3)	To act upon such other business as may properly come before the meeting or any adjournment thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON APRIL 23, 2009
The information on the Company’s Proxy Statement and 2008 Annual Report, which includes the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), are available on the Company’s website at www.evansbancorp.com.
     The Board of Directors has fixed the close of business on March 9, 2009 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.
     A copy of the Company’s Annual Report to Shareholders and Annual Report on Form 10-K for the Company’s 2008 fiscal year are enclosed for your reference.
     Please complete and return the enclosed proxy card in the accompanying postage-paid, addressed envelope as soon as you have had an opportunity to review the attached Proxy Statement.

By Order of the Board of Directors

William R. Glass
Secretary

Angola, New York
April 1, 2009

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EVANS BANCORP, INC.
14-16 North Main Street
Angola, New York 14006
PROXY STATEMENT
Dated April 1, 2009
For the Annual Meeting of Shareholders
to be Held April 23, 2009
GENERAL INFORMATION
This Proxy Statement is furnished to the shareholders of Evans Bancorp, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Twenty-First Annual Meeting of Shareholders (the “Annual Meeting”) to be held at Romanello’s South Restaurant, 5793 South Park Avenue, Hamburg, New York, on Thursday, April 23, 2009 at 9:00 a.m. and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.
Shares of common stock represented by a proxy in the form enclosed, properly executed, will be voted in the manner instructed, or if no instructions are indicated, “FOR” the election of the director nominees named therein and “FOR” approval of the 2009 Long-Term Equity Incentive Plan. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder of record may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the meeting.
This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about April 1, 2009.
The following proposals will be considered at the meeting:
Proposal I — To elect three directors of the Company, such directors to hold office for the term of three years and until the election and qualification of their successors
Proposal II — To approve the 2009 Long-Term Equity Incentive Plan
The Board of Directors of the Company unanimously recommends that you vote “FOR” each of the proposals.

Voting Securities
Only holders of shares of common stock of record at the close of business on March 9, 2009 are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on March 9, 2009, the Company had 2,769,715 shares of common stock outstanding. For all matters to be voted on at the Annual Meeting, holders of common stock are entitled to one vote per share. A quorum of shareholders is necessary to hold a valid Annual Meeting. A majority of shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes and abstentions will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.
Under the Company’s bylaws and the laws of the State of New York, directors of the Company are elected by a plurality of the votes cast at the meeting by holders of shares of common stock entitled to vote in the election. That means the three director nominees will be elected if they receive more affirmative votes than any other nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.
A majority of the votes cast at the meeting by holders of shares of common stock entitled to vote is required to approve the 2009 Long-Term Equity Incentive Plan. Abstentions and broker non-votes will have the same effect as votes “Against” this proposal.
Security Ownership of Management and Certain Beneficial Owners
The following table sets forth information, as of March 9, 2009, concerning, except as indicated in the footnotes below:
•	Each person whom we know beneficially owns more than 5% of our common stock.
•	Each of our directors and nominees for the board of directors.
•	Each of our Named Executive Officers.
•	All of our directors and executive officers as a group.
Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person as of March 9, 2009 includes shares of common stock that such person has the right to acquire on or within 60 days after March 9, 2009 upon the exercise of options. For each individual included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person by the sum of the 2,769,715 shares of common stock outstanding on March 9, 2009 plus the number of shares of common stock that such person or group has the right to acquire on or within 60 days after March 9, 2009. Beneficial ownership representing less than one percent is denoted with an “*”.

	Number of Shares	Total Percent
Name of Beneficial Owner	Beneficially Owned	of Class
Directors and Officers

James E. Biddle, Jr. (1)	12,307	*

Phillip Brothman (2)	41,718	1.5%

Kenneth C. Kirst (3)	5,478	*

Mary Catherine Militello (4)	6,547	*

Robert G. Miller, Jr (5)	75,462	2.7%

David J. Nasca (6)	10,510	*

John R. O’Brien (7)	5,970	*

David M. Taylor (8)	10,773	*

James Tilley (9)	4,132	*

Nancy W. Ware (10)	6,111	*

Thomas H. Waring, Jr. (11)	7,706	*

William R. Glass (12)	6,893	*

Gary A. Kajtoch	3,800	*

Directors and executive officers as a group (13 persons) (13)	197,407	7.1%

5% Security Holders

William F. Barrett (14) 8685 Old Mill Run Angola, NY 14006	242,761	8.7%

Wellington Management Company, LLP (15) 75 State Street Boston, MA 02109	197,209	7.1%

(1)	Includes 4,261 shares that Mr. Biddle may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(2)	Includes 2,960 shares owned by Mr. Brothman’s wife, 1,688 shares owned by Merrill Lynch as custodian for Phillip Brothman IRA account, and 10,650 shares that Mr. Brothman may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(3)	Includes 114 shares owned by Mr. Kirst’s wife, and 2,000 shares that Mr. Kirst may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(4)	Includes 3,103 shares that Mrs. Militello may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(5)	Includes 394 shares owned by Mr. Miller’s daughter, as to which he disclaims beneficial ownership, 185 shares owned by Mr. Miller’s son, as to which he disclaims beneficial ownership, and 1,158 shares that Mr. Miller may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(6)	Includes 1,249 shares owned jointly by Mr. Nasca and his wife, 95 shares owned by Mr. Nasca’s son, 89 shares owned by Mr. Nasca’s son, and 79 shares owned by Mr. Nasca’s daughter.

(7)	Includes 3,921 shares that Mr. O’Brien may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(8)	Includes 453 shares owned jointly by Mr. Taylor and his wife, and 4,261 shares that Mr. Taylor may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(9)	Includes 113 shares held by Mr. Tilley’s wife, 16 shares held by Mr. Tilley, as trustee, in trust for his grandson, and 1,000 shares that Mr. Tilley may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(10)	Includes 4,261 shares that Mrs. Ware may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(11)	Includes 6,390 shares that Mr. Waring may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(12)	Includes 2,615 shares held jointly by Mr. Glass and his wife and 1,158 shares that Mr. Glass may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter.

(13)	Includes executive officers of the Company who are not identified in the table above.

(14)	Includes 67,531 shares owned by Mr. Barrett’s wife, and 3,261 shares that Mr. Barrett may acquire by exercise of options available at March 9, 2009 or within 60 days thereafter. Mr. Barrett served as a director of the Company from 1971 until his retirement effective November 1, 2007, and served as a director emeritus of the Company from that date until November 1, 2008.

(15)	Based on the most recently available Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009.
Equity Compensation Plans
All equity compensation plans maintained by the Company were approved by the Company’s shareholders. Shown below is certain information as of December 31, 2008 concerning the shares of the Company’s common stock that may be issued under existing equity compensation plans.

Equity Compensation Plan Information
Number of
	securities to	Weighted-	Number of
	be issued	average	securities
	upon exercise	exercise	remaining
	of	price of	available for
	outstanding	outstanding	future issuance
	options	options	under the plans
Equity Compensation Plan Approved by Security Holders	(#)	($)	(#) (1)
Evans Bancorp, Inc. 1999 Employee Stock Option and Long-Term Incentive Plan	119,796	18.98	159,440
Evans Bancorp, Inc. Employee Stock Purchase Plan	—	—	53,815

(1)	This column excludes shares reflected under the column “Number of Securities to be issued upon exercise of outstanding options.”
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s officers and directors, the Company believes that during fiscal 2008, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with by such persons, except that John R. O’Brien had one late Form 4 filing.

PROPOSAL I - ELECTION OF DIRECTORS
The Company’s bylaws provide for a classified board of directors, with three classes of directors, each nearly as equal in number as possible. Each class serves for a three-year term, and one class is elected each year. The Board of Directors is authorized by the Company’s bylaws to fix from time-to-time, the number of directors that constitute the whole Board of Directors. The Board size has been set at eleven members. The nominees for director at the 2009 Annual Meeting are: Robert G. Miller, Jr., John R. O’Brien and James Tilley, each of whom currently serves as a director and is standing for re-election.
Messrs. Miller, O’Brien and Tilley, if elected as directors, will hold office for three years until the Annual Meeting of Shareholders in 2012 and until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any nominee would be unable or unwilling to serve, if elected. In the event that any nominee for director becomes unavailable and a vacancy exists, it is intended that the Nominating Committee of the Board of Directors will recommend a substitute nominee for approval by the Board of Directors.
It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted “FOR” the director nominees: Robert G Miller, Jr., John R. O’Brien and James Tilley.
THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS.
INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEES
AND EXECUTIVE OFFICERS
The following tables set forth the names, ages, and positions of the director nominees, the directors continuing in office, and the executive officers of the Company:
Nominees for Directors (for terms expiring in 2012):

			Term
Name	Age	Position	Expires	Independent*
Robert G. Miller, Jr. †	52	Director	2009	No
		President, The Evans Agency, Inc.

John R. O’Brien	59	Director	2009	Yes
		Vice Chairman of the Board

James Tilley	67	Director	2009	No

†	Executive Officer

*	Independence has been determined by the Company’s Board of Directors as defined in the marketplace rules of the Nasdaq Stock Market.

Directors Continuing in Office and Executive Officers:

			Term
Name	Age	Position	Expires	Independent*
James E. Biddle, Jr.	47	Director	2011	Yes

Phillip Brothman	70	Director Chairman of the Board	2010	Yes

Kenneth C. Kirst	56	Director	2011	Yes

Mary Catherine Militello	51	Director	2010	Yes

David J. Nasca †	51	Director	2010	No
		President and Chief Executive Officer of the Company
		President and Chief Executive Officer of Evans Bank, N.A.

David M. Taylor	58	Director	2010	Yes

Nancy W. Ware	52	Director	2011	Yes

Thomas H. Waring, Jr.	51	Director	2010	Yes

William R. Glass †	62	Secretary of the Company	—	—
		Senior Vice President of Evans Bank, N.A. Chief Executive Officer, Evans National Leasing, Inc.

Gary A. Kajtoch †	42	Treasurer of the Company	—	—
		Senior Vice President and Chief Financial Officer of Evans Bank, N.A.

†	Executive Officer

*	Independence has been determined by the Company’s Board of Directors as defined in the marketplace rules of the Nasdaq Stock Market.
Directors, Director Nominees and Executive Officer Information.
Set forth below is biographical and other information, as of March 9, 2009, about (1) the persons who will make up the Board of Directors following the Annual Meeting, assuming election of the nominees named above, and (2) the executive officers of the Company.
Mr. Miller has been a director of the Company since 2001. He has served as the President of The Evans Agency, Inc. (“TEA”), an indirect wholly-owned subsidiary of the Company, since 2000. Mr. Miller serves as President of TEA pursuant to an employment agreement with TEA.
Mr. O’Brien has been a director of the Company since 2003. Prior to his retirement in June 2004, Mr. O’Brien served as the Executive Director of Financial Administration for the Roman Catholic Diocese of Buffalo, New York.
Mr. Tilley has been a director of the Company since 2001. Mr. Tilley served as President of the Company and the Evans Bank, N.A. (the “Bank”) from January 2001 until December 1, 2006, and as Chief Executive Officer of the Company and the Bank from January 2002 until April 1, 2007.

Mr. Biddle has been a director of the Company since 2001. He serves as the Chairman and Treasurer of Mader Construction Co., Inc., and has held that position since 2001. In addition, Mr. Biddle serves as the Vice President and Treasurer of Arric Corp., an environmental remediation company.
Mr. Brothman has been a director of the Company since 1976. He was a partner in the law firm of Hurst Brothman & Yusick from January 1969 until February 2004 when Hurst Brothman & Yusick merged with Harris Beach PLLC. Mr. Brothman is currently a member of the law firm of Harris Beach PLLC. He has served as Chairman of the Board of Directors of the Company and Chairman of the Board of Directors of the Bank since January 2001.
Mr. Kirst has been a director of the Company since 2005. He is the Executive Vice President of Kirst Construction, Inc., a construction company, and has held that position since 2004. From 1976 until 2004, he was the Vice President of Kirst Construction, Inc.
Mrs. Militello has been a director of the Company since 2004. She has owned and managed Militello Marketing, a marketing consulting company, since 1999.
Mr. Nasca has been a director of the Company since September 1, 2006. Mr. Nasca also serves as the President and Chief Executive Officer of the Company and as President and Chief Executive Officer of the Bank. He has held the position of President of the Company and Bank since December 1, 2006, and Chief Executive Officer of the Company and the Bank since April 1, 2007. Mr. Nasca served as Chief Operating Officer of LifeStage, LLC, a health care services startup company, from October 2005 to August 2006. From June 2004 to July 2005, Mr. Nasca served as Executive Vice President Strategic Initiatives of First Niagara Financial Group. Mr. Nasca held the position of Executive Vice President Consumer Banking Group, Central New York Regional Executive of First Niagara Financial Group from June 2002 through June 2004. Mr. Nasca serves as President and CEO of the Company and the Bank pursuant to an employment agreement with the Company and the Bank.
Mr. Taylor has been a director of the Company since 1986. He has served as the President of Concord Nurseries, Inc., a shrub, fruit and tree wholesale nursery, since 1985.
Mrs. Ware has been a director of the Company since 2003. She has served as the President of EduKids, Inc. Early Childhood Centers since 1989.
Mr. Waring has been a director of the Company since 1998. He has owned and managed Waring Financial Group, a financial planning, insurance and financial services and sales firm, since 1996.
Mr. Glass is the Secretary of the Company and also serves as Senior Vice President of the Bank and Chief Executive Officer of Evans National Leasing, Inc. (“ENL), positions he has held since 1994 and December 2004, respectively. Mr. Glass has served as Secretary of the Company since April 2006. Mr. Glass served as Assistant Secretary of the Company from April 2003 until April 2006. Mr. Glass serves as Senior Vice President of the Bank pursuant to an employment agreement with the Bank.
Mr. Kajtoch has served as Treasurer of the Company since April 2007 and has served as Senior Vice President and Chief Financial Officer of the Bank since February 2007. Prior to joining the Company, Mr. Kajtoch served as a Vice President in the Finance Division of M&T Bank. His responsibilities in his most recent positions at M&T included serving as manager of Management Accounting (2005-2007), manager of the Business Valuation and NPV Analysis Group (2004-2005), and as CFO of the Commercial Bank Division (2000-2004). Mr. Kajtoch serves as Chief Financial Officer and Senior Vice President of the Bank pursuant to an employment agreement with the Bank.

Independence of Directors
A majority of the Board of Directors and each member of the Compensation, Nominating and Audit Committees are independent, as affirmatively determined by the Board, consistent with the criteria established by the Nasdaq Stock Market and as required by the Company’s Bylaws.
The Board has conducted an annual review of director independence for all current nominees for election as directors and all continuing directors. During this review, the Board considered transactions and relationships during the prior year between each director or any member of his or her immediate family and the Company and its subsidiaries, affiliates and equity investors, including those reported under “Transactions with Related Persons.” The board also examined transactions and relationships between directors or their affiliates and members of the senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.
As a result of this review, the Board affirmatively determined that of the nominees, John R. O’Brien, and the following continuing directors, meet the Company’s standard of independence: James E. Biddle, Jr., Phillip Brothman, Kenneth C. Kirst, Mary Catherine Militello, David M. Taylor, Nancy W. Ware and Thomas H. Waring, Jr. The remaining director and nominees were not determined to be independent for the following reasons: David J. Nasca and Robert G. Miller, Jr. are currently executive officers of the Company, and James Tilley has served as an executive officer of the Company within the last three years. Mr. Tilley retired as an executive officer of the Company on April 1, 2007.
Policy for Director Attendance at Annual Meeting. It is the policy of the Company that all directors be present at the Annual Meeting, barring unforeseen or extenuating circumstances. All directors were present at the Company’s 2008 Annual Meeting.
Shareholder Communications with the Board of Directors. Shareholders and other parties interested in communicating directly with the Company’s Board of Directors may do so by writing to the Evans Bancorp, Inc. Board of Directors, One Grimsby Drive, Hamburg, NY 14075. All correspondence received under this process is compiled and summarized by the Executive Assistant to the President and Chief Executive Officer of the Company and presented to the Board of Directors. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee. These procedures are available in the Governance Documents — Audit Concerns and Communication Policy section of the Company’s website (www.evansbancorp.com).
Code of Ethics for Chief Executive Officer and Principal Financial Officer. The Company has a “Chief Executive Officer/Treasurer Code of Ethics,” which is applicable to the Company’s principal executive officer and principal financial officer. The “Chief Executive Officer/Treasurer Code of Ethics” is available in the Governance Documents section of the Company’s website (www.evansbancorp.com). The Company intends to post amendments to or waivers from its code of ethics at this location on its website.
BOARD OF DIRECTOR COMMITTEES
The Company’s Board of Directors has five standing committees: the Audit Committee, the Governance Committee, the Human Resource and Compensation Committee, the Nominating Committee and the Stock Option and Long-Term Incentive Plan Committee. The members of each committee have been nominated by the Chairman of the Board of Directors and approved by the full Board. The names of the members of each committee, together with a brief description of each committee’s function, is set forth below.
     Audit Committee:

John R. O’Brien, Chairman	James E. Biddle, Jr.	Mary Catherine Militello
David M. Taylor

The Audit Committee met seven times during fiscal 2008. The Audit Committee is responsible for reviewing the financial information of the Company that will be provided to shareholders and others, overseeing the systems of internal controls which management and the Board of Directors have established, selecting and monitoring the performance of the Company’s independent auditors, and overseeing the Company’s audit and financial reporting processes. The Board of Directors has determined that John R. O’Brien and James E. Biddle, Jr. each qualify as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K, and that each member of the Audit Committee is an “independent director” as defined in the marketplace rules of the Nasdaq Stock Market. The Board of Directors has adopted an Audit Committee Charter, which is available in the Governance Documents section of the Company’s website at www.evansbancorp.com.
     Human Resource and Compensation Committee:

Thomas H. Waring, Jr., Chairman	Phillip Brothman	Mary Catherine Militello
Nancy W. Ware
The Human Resource and Compensation Committee met six times during fiscal 2008. Its primary responsibilities include reviewing management’s recommendations and making determinations regarding job classifications, salary ranges, annual merit increases and fringe benefits; and establishing the compensation levels of the Named Executive Officers of the Company. The Board of Directors has determined that each of the members of the Human Resource and Compensation Committee is an “independent director,” as defined in the marketplace rules of the Nasdaq Stock Market. The Board of Directors has adopted a Human Resource and Compensation Committee Charter, which is available in the Governance Documents section of the Company’s website at www.evansbancorp.com.
     Stock Option and Long-Term Incentive Plan Committee:

Mary Catherine Militello	Nancy W. Ware
The Stock Option and Long-Term Incentive Plan Committee met three times during fiscal 2008. Historically, its purpose has been to determine the terms and provisions of awards to eligible persons under the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan (as amended and restated as of January 27, 2003) (the “Plan”). This committee also may interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan and make such other determinations as the Committee deems necessary and advisable for the administration of the Plan.
     Governance Committee:

Nancy W. Ware, Chairwoman	James E. Biddle, Jr.	Phillip Brothman
Kenneth C. Kirst	David J. Nasca	John R. O’Brien
James Tilley
The Governance Committee met four times during fiscal 2008. Its purpose is to assist the Board in developing and implementing corporate governance guidelines for the Company, and to provide oversight of the corporate governance affairs of the Company.
     Nominating Committee:

Phillip Brothman, Chairman	James E. Biddle, Jr.	Kenneth C. Kirst
Nancy W. Ware
The Nominating Committee is delegated with the responsibility of identifying and recommending to the Board candidates for director nominees to be presented to the shareholders for their consideration at the annual meetings of shareholders, and to fill vacancies on the Board of Directors. The Nominating Committee did not separately meet during fiscal 2008; the director nominees for the Annual Meeting were selected by a majority of the independent directors of the full Board. The Board of Directors has determined that each of the members of the Nominating Committee is an “independent director,” as defined in the marketplace rules of the Nasdaq Stock Market. The Board of Directors has adopted a Nominating Committee Charter, which is available in the Governance Documents section of the Company’s website at www.evansbancorp.com.
The Company’s bylaws set out the procedure to be followed by shareholders desiring to nominate directors for consideration at an annual meeting of shareholders. Under the Company’s bylaws, shareholder director nominations must be submitted to the Secretary of the Company in writing not less than 14 days nor more than 50 days immediately preceding the date of the annual meeting. If less than 21 days notice of the annual meeting is given to shareholders, nominations must be mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification must contain the following information to the extent known by the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of common stock of the Company owned by the notifying shareholder. Additionally, the Company’s bylaws require that, in order to serve as a director of the Company, an individual must own at least $10,000 aggregate market value of the Company’s common stock and must be less than 70 years of age. Nominations not made in accordance with the bylaws of the Company may be disregarded by the presiding officer of the meeting, in his or her discretion, and upon his or her instruction, the inspectors of election may disregard all votes cast for each such nominee. However, in the event that any such nominee is nominated by more than one shareholder, the nomination shall be honored, and all votes cast in favor of such nominee shall be counted if at least one nomination for that person complies with the provisions of the bylaws of the Company.
The process whereby the Nominating Committee identifies director candidates may include identification of individuals well-known in the community in which the Company operates and individuals recommended to the Nominating Committee by current directors or officers who know those individuals through business or other professional relationships, as well as recommendations of individuals to the Nominating Committee by shareholders and customers. The Nominating Committee is developing a formal procedure to be followed by shareholders desiring to submit director candidates to the Nominating Committee. This procedure will be made available in the Governance Documents section of the Company’s website. In its evaluation of prospective director candidates, the Nominating Committee considers an individual’s independence (as defined in the marketplace rules of the Nasdaq Stock Market), skills and experience relative to the needs of the Company. Director candidates meet personally with the members of the Nominating Committee and are interviewed to determine their satisfaction of the criteria referred to above. There is no difference in the manner in which the Nominating Committee will evaluate director candidates recommended by shareholders, as opposed to director candidates presented for consideration to the Nominating Committee by directors, officers or otherwise.
Board Meetings and Attendance at Board of Director and Committee Meetings. The Company’s Board of Directors met eleven times during fiscal 2008. Each incumbent director attended at least 75% of the aggregate of: (1) all meetings of the Company’s Board of Directors (held during the period for which he or she served as a director) and (2) all meetings held by the committees of the Company’s Board of Directors on which he or she served (during the periods that he or she served).
Availability of Committee Charters and Other Corporate Governance Documents. Current copies of the written charters for the Audit Committee, Human Resource and Compensation Committee, Governance Committee and Nominating Committee, copies of the Company’s “Chief Executive Officer/Treasurer Code of Ethics” and “Code of Conduct,” the “Policy for Communication to the Board of Directors,” and the process for reporting questionable accounting or audit matters are available in the Governance Documents section of the Company’s website at www.evansbancorp.com.

DIRECTOR COMPENSATION
Director Fees. Each director of the Company also serves as a member of the Board of Directors of the Bank. Non-employee directors do not receive compensation for meetings of the Bank’s Board, but do receive committee fees. Further, it is the policy of the Board that employee directors are not paid for their service on the Company’s or the Bank’s Board of Directors in addition to their regular employee compensation.
During fiscal 2008,
•	non-employee directors were compensated at the rate of $1,000 per meeting of the Company’s Board of Directors, except Mr. Biddle who received $1,300 per meeting for his administrative director services to the Board.
•	non-employee directors were compensated at a rate of $350 per committee meeting of the Board of Directors of the Company and of the Bank, except that the chairperson of each committee received $550 per meeting and the chairpersons of the Audit Committee and Human Resources and Compensation Committee received $650 per meeting.
•	each of the non-employee directors was granted stock options on the date of the 2008 Annual Meeting pursuant to the Plan. Each non-employee director received a grant of 1,000 stock options, except that Mr. Brothman received a grant of 2,500 stock options as compensation for his service as Chairman of the Board of Directors, Mr. O’Brien received a grant of 1,500 stock options as compensation for his service as Vice Chairman of the Board of Directors, and Mr. Waring received a grant of 1,500 stock options as compensation for his prior service as Vice Chairman of the Board of Directors.
•	in addition to director meeting fees, Mr. Brothman received $41,000 in 2008 for serving as Chairman of the Board of Directors of the Company and of the Bank. Mr. Brothman was not paid committee meeting fees.
•	non-employee directors did not receive a bonus in fiscal 2008.
Director Compensation. The following table provides information with regard to the compensation for the Company’s non-employee directors during the fiscal year ended December 31, 2008.

			Change in Pension
			Value and Non-
	Fees Earned		qualified Deferred
	or Paid in	Option	Compensation
	Cash	Awards	Earnings	Total
Name	($)	(1) ($)	(2) ($)	($)
James Biddle, Jr.	15,850	2,310	1,212	19,372

Phillp Brothman	53,000	5,775	7,210	65,985

Kenneth C. Kirst	20,750	2,310	769	23,829

Mary C. Militello	16,900	2,310	209	19,419

John R. O’Brien	25,350	3,465	—	28,815

David M. Taylor	28,000	2,310	1,415	31,725

James Tilley (3)	22,150	2,310	—	24,460

Nancy W. Ware	16,600	2,310	1,572	20,482

Thomas H. Waring	16,750	3,465	340	20,555

(1)	The grant date fair value of each equity award in the table is equal to the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with Statement of Financial Accounting Standards (“SFAS”) No.123(R), as the awards fully vested over six months during 2008. The following reflects all equity awards outstanding for each director as of December 31, 2008. The stock option awards reflect unexercised grants of stock options, whether or not vested:

Stock Options
Name	(#)
James E. Biddle, Jr.	4,261
Phillip Brothman	10,650
Kenneth C. Kirst	2,000
Mary C. Militello	3,103
John R. O’Brien	3,921
David M. Taylor	4,261
James Tilley	1,000
Nancy W. Ware	4,261
Thomas H. Waring, Jr.	6,390

(2)	Deferred Compensation Plan. The Company maintains a non-qualified deferred compensation plan whereby the directors may elect to defer 1% to 100% of their fees until retirement or termination of service. The Company credits such deferrals at a rate determined at the beginning of each plan year equal to 1% over the prime rate as of each January 1st. During 2008, amounts credited under the deferred compensation plan at interest rates greater than 120% of the applicable federal long-term rate in effect have been reported for participating directors for the amounts credited at the Plan rate paid, less 120% of the applicable federal long-term rate.

(3)	Mr. Tilley received $158,056 in distributions from retirement plans through the Company in fiscal 2008, related to his service as an executive officer.
Fiscal 2009 retainer fees increased from $1,000 per meeting to $1,200 per meeting, effective January 1, 2009.
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
The members of the Human Resource and Compensation Committee are: Phillip Brothman, Mary Catherine Militello, Nancy W. Ware and Thomas H. Waring, Jr. None of the members of the Human Resource and Compensation Committee during fiscal 2008 is or has been an officer or employee of the Company or any of its subsidiaries. Mr. Brothman is a member of the law firm of Harris Beach PLLC, which serves as general counsel to the Company and receives legal fees in exchange for such services. See “Transactions with Related Persons.”
During fiscal 2008, none of the Company’s executive officers served on the compensation committee (or equivalent) or on the board of directors of another entity, whose executive officers served on the Human Resource and Compensation Committee or the Company’s Board of Directors.
COMPENSATION COMMITTEE REPORT
The information contained in this Human Resource and Compensation Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The Human Resource and Compensation Committee of the Board of Directors has reviewed and discussed the section of this Proxy Statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Human Resource and Compensation Committee recommended to the Board of Directors that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Human Resource and Compensation Committee

Thomas H. Waring, Jr., Chairman	Phillip Brothman
Mary Catherine Militello	Nancy W. Ware
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis.
Roles and Governance. The Human Resource / Compensation Committee (the “Committee”) is composed of independent directors of the Company. It is responsible for all policies and practices related to executive and employee compensation. The Committee determines the compensation levels of the Named Executive Officers (NEOs) of the Company. As part of this responsibility, the Committee reviews the performance of each of the senior executive officers, including the NEOs, and approves compensation actions for them, including all of the policies under which executive compensation is paid or awarded. In addition, the Committee reviews management’s recommendations concerning performance and makes determinations regarding job classifications, salary ranges, annual merit increases, and fringe benefits for all other employees of the Company and its subsidiaries. The Committee also administers the Company’s incentive compensation and other stock-based plans at the advice of the Stock Option and Long-Term Incentive Plan Committee, and regularly evaluates the effectiveness of the Company’s overall executive compensation program. The Committee may delegate any of its responsibilities to a subcommittee, to the Board of Directors, or to members of management.
The president and CEO of the Company and the vice president of Human Resources are called upon to attend Committee meetings, present data and analysis, as well as formulate recommendations regarding executive (excluding the president and CEO) and employee compensation, benefit plans, and promotions. In addition, certain members of the executive management team may attend the meetings to provide guidance on reporting requirements or investment / insurance issues. Changes and updates to fringe benefit plans are presented to the Committee for approval.
The Committee utilizes Pearl Meyer & Partners, a compensation consultant, to provide data and analysis, best practices, current trends in the industry, and education. The consultant serves as an independent /objective advisor to the Committee and is selected and retained by the Committee. The vice president of Human Resources works with the consultant to ensure that the flow of information between the Committee and the consultant remains fluid.
Executive Compensation Philosophy. The Company believes that the quality, skills and dedication of senior executive officers are critical factors affecting the performance and long-term value of the Company. The Company’s key compensation goals are to attract superior executive talent, retain key leaders, reward performance, and align executives’ long-term interests with those of the Company’s shareholders. The Company uses a variety of compensation elements to achieve these goals, including base salary, annual bonuses, stock options, deferred salary plans and a supplemental executive retirement plan, all of which are discussed in detail below.
The Committee’s decisions on senior executive officer compensation, including NEO compensation, are based primarily upon the Committee’s assessment of each executive’s leadership and operational performance and potential to enhance long-term shareholder value. The Committee relies upon its judgment about each individual — and not on rigid formulas or short term changes in business performance — in determining the amount and mix of compensation elements and whether each particular payment or award provides an appropriate incentive and reward for performance that sustains and enhances long-term shareholder value. Key factors affecting the Committee’s judgment include the executive’s: performance compared to the financial, operational, and strategic goals established by the Board of Directors at the beginning of each fiscal year;

contribution to the Company’s financial results, particularly with respect to key metrics such as asset growth, earnings on capital; effectiveness in leading our initiatives to increase customer value; and commitment to community leadership.
Benchmarking Analysis. The total compensation of the NEOs and certain other members of the executive management team are benchmarked to market using a proxy peer group and industry compensation surveys. A proxy peer group is selected to reflect banks of similar size and regions to the Bank. Although we compete with the large money center banks located within our market area for executive talent, those banks were excluded from our peer group because compensation levels for executives are typically a reflection of bank asset size and our goal is to set compensation reflective of similar roles and responsibilities. The peer group utilized in determining the compensation for 2008 included 22 banks with assets between $200 million and $1 billion within the New York, Pennsylvania, and Ohio regions. Those banks include CNB Financial Corporation, Wilber Corporation, Chemung Financial Corporation, IBT Bancorp, Inc., Bridge Bancorp, Inc., Penns Woods Bancorp, Inc., Codorus Valley Bancorp, Inc., LCNB Corp., Comm Bancorp, Inc., United Bancshares, Inc., NB&T Financial Group, Inc., Mid Penn Bancorp, Inc., Cortland Bancorp, Norwood Financial Corp., Croghan Bancshares, Inc., Dimeco, Inc., Juniata Valley Financial Corp., Peoples Financial Services Corp., Jeffersonville Bancorp, Killbuck Bancshares, Inc., CSB Bancorp, Inc. and Emclaire Financial Corp. In addition, the Watson Wyatt Salary Survey, Clark Consulting Salary Survey and America’s Community Bankers Salary Survey were utilized for benchmarking. The Committee retained Pearl Meyer & Partners as a consultant to conduct the analysis and assess the data and provide the benchmarks for the Committee to establish 2008 base salaries.
Executive Total Compensation. The key elements of the Company’s NEO compensation program are:
1.	Base Salary. The Company’s approach to compensation begins with establishing a fair base salary determined by the employee’s role in the organization, scope of responsibility, the market value of his or her job, the level of expertise in the role and performance in the position. During 2008, the Committee engaged Pearl Meyer & Partners, an independent compensation consultant specializing in community bank compensation plans, to provide competitive market data for executive positions. The scope of the engagement included the review of the Company’s salaries (and other compensation) compared to the market. Base salaries were set for 2008, in part based upon the market data and performance, but also with consideration given to the future role of all executives, including the NEOs. Overall, the salaries set for executives fall below and above the midpoint ranges as disclosed in the survey data.

2.	Short-Term Incentive Compensation Plan of the Bank and its wholly-owned subsidiary, Evans National Leasing, Inc. In 2008, the Company developed the “Evans Excels” Plan, a short-term incentive compensation plan for executives and employees. Messrs. Nasca, Kajtoch and Glass are eligible to participate in the Evans Excels Plan. The Company adopted the Evans Excels Plan in 2008 to replace the previously existing cash bonus plan with a plan that the Committee believes better recognizes and rewards superior individual and Company performance. The plan is designed to recognize and reward performance, motivate employees to attain desired objectives, encourage teamwork and collaboration while aligning compensation with overall company performance. The Evans Excels Plan is a key element in the total cash compensation package which allows the Company to remain competitive with the market. As part of its competitive review for the Committee, Pearl Meyer & Partners provided competitive incentive targets for the Evans Excels Plan. The Evans Excels Plan is designed to trigger payments only when minimum Company goals are attained, ensuring alignment with shareholder interests. For 2008, the Committee utilized Company annual net income growth as the measure for determining whether awards would be paid under the Evans Excels Plan. The Committee determined the levels of growth in net income which it believed provided a reasonable balance between shareholder value and appropriate employee motivation and reward. The Committee considered the challenging economic environment of 2008 in setting the target thresholds under the Evans Excels Plan. Awards were to be calculated based on actual performance relative to target. Threshold performance would pay out at 50% of target incentive; achieving the target performance would pay out the expected target incentive — 100% of target incentive, and stretch performance would pay out at 150% of target incentive. If the performance of net income growth was below the threshold, the incentive paid would be zero. All awards are to be paid out as a percentage of a participant’s base salary earned during the relevant performance period, which runs from January 1st to December 31st.
The measures utilized for the NEOs were based entirely on the growth in net income for 2008, with payouts determined pursuant to the following formula: (i) if the minimum net income growth level of 50% of target (the threshold) is met, Mr. Nasca would be awarded a cash incentive payment equal to 10% of his 2008 base salary and each of Messrs. Kajtoch and Glass would be awarded a cash incentive payment equal to 7.5% of his 2008 base salary; (ii) if the targeted net income growth level (target) is met, Mr. Nasca would be awarded 20% of his 2008 base salary and each of Messrs. Kajtoch and Glass would be awarded 15% of his 2008 base salary; (iii) if net income growth exceeds the target by 50% (stretch), Mr. Nasca would be awarded 30% of his 2008 base salary and each of Messrs. Kajtoch and Glass would be awarded 22.5% of his 2008 base salary; and (iv) if the minimum net income growth threshold is not met, no awards would be payable pursuant to the plan, subject to the discretion of the Company’s Board of Directors.
All other employees eligible for participation in the Evans Excels Plan have individual or team goals, as well as the overall corporate goal of growth in net income. Individual performance which meets or exceeds expectations is rewarded with additional incentive eligibility.
In 2008, the performance accomplished was below threshold and therefore, the Company did not pay out any incentive awards under the Evans Excels Plan.
Mr. Miller has a formula-based incentive plan as part of his employment contract and was not eligible for payment of an incentive under the Evans Excels Plan for 2008. Mr. Miller did not receive a bonus under his employment contract for 2008 because TEA performance did not meet applicable thresholds.
3.	Stock Options. While the Evans Excels Plan focuses on the achievement of short-term performance, the 1999 Stock Option and Long-Term Incentive Plan is designed to provide key employees with a reward opportunity that is aligned with the Company’s performance over a longer period of time and which aligns the interests of participants with those of the Company’s shareholders. Under the Plan, the Committee awards restricted stock or stock options which provide value to participants only if the Company’s stock price appreciates. Stock options are considered annually with consideration given to individual performance, level of position and the competitive marketplace. Through a multi-year vesting provision, this plan also serves as a strong retention tool. The Committee believes that the Evans Excels short-term incentive plan and the equity-based long-term incentive plan together create a balance between short-term and long-term performance goals. During 2008, a total of 38,200 stock options were granted to 28 employees, of which a total of 14,000 options were granted to the NEOs.

4.	Executive Deferred Salary Plan. Under the Company’s Deferred Compensation Plan, participating NEOs are able to defer, at their election, up to 100% of their base salary. This deferred salary amount accrues interest at the prime rate plus 1% (8.25% for 2008).

5.	Supplemental Executive Retirement Plan (the “SERP”). Messrs. Glass and Miller are participants in the Bank’s SERP, which increases their retirement benefits above amounts available under the Company’s tax-qualified and other pension programs. The SERP is unfunded and is considered a non-qualified plan for tax purposes. An executive’s annual benefit, when combined with amounts payable under the Company’s tax-qualified and other pension programs and Social Security, will equal 70% of the executive’s average last five years’ salary before retirement at age 65. Because executives are generally not eligible for benefits under the SERP if they leave the Company prior to reaching age

60, the Committee believes that the SERP is one of the Company’s most effective executive retention tools.

6.	Perquisites. The Company provides its NEOs with perquisites that it believes are reasonable, competitive and consistent with its overall executive compensation program. The Company believes that its perquisites allow senior executive officers to operate more effectively. These perquisites may include a car allowance and/or club memberships.
Employment Agreements. The Company believes that in today’s competitive market a key tool to attracting and retaining senior executives and in protecting proprietary information and customer relationships is the use of clear and concise employment contracts. Mr. Nasca has an employment agreement with the Company and the Bank, Messrs. Glass, and Kajtoch have employment agreements with the Bank, and Mr. Miller has an employment agreement with TEA. A discussion of the material terms of these agreements is set forth in this Proxy Statement under the section “Employment Agreements” following the Grants of Plan-Based Awards table below.
Tax and Accounting Considerations. Section 162(m) of the Internal Revenue Code generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer or any of the four other highest paid executive officers (other than the chief financial officer), excluding performance-based compensation. Through December 31, 2008, this provision has not limited the Company’s ability to deduct executive compensation. The Committee will continue to monitor the potential impact of Section 162(m) on the Company’s ability to deduct executive compensation, and in particular, will review the effect of recent Internal Revenue Service rulings related to performance-based compensation in change-in-control situations. The 1999 Stock Option and Long-Term Incentive Plan and the 2009 Long-Term Equity Incentive Plan have been designed, and are intended to be administered, in a manner that will enable the Company to deduct compensation attributable to options and certain other awards thereunder, without regard to the deduction limitation established by Section 162(m).
Section 409A of the Internal Revenue Code generally changes the tax rules that affect most forms of deferred compensation that were not earned and vested prior to 2005, and imposes an additional tax on certain forms of deferred compensation. The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executives, and Section 409A is generally not applicable to the compensation provided by the Company.
The Company expenses stock option and restricted stock grants under SFAS No. 123(R), Share-Based Payment, and has done so since adopting SFAS No. 123(R) on January 1, 2006. More information regarding the application of SFAS No. 123(R) by the Company may be found in Note 12 to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
Summary Compensation Table. The following table sets forth the compensation of the Company’s Named Executive Officers (“NEOs”) for the fiscal year ended December 31, 2008. The NEOs are the Company’s Principal Executive Officer, Principal Financial Officer and the other executive officers serving during the fiscal year ended December 31, 2008.

							Change in Pension
							Value and
							Non-Qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($) (3)	($) (3)	($) (4)	($) (5)	($)	($)

David Nasca (1)	2008	227,692	—	14,963	1,148	—	—	(6) 27,370	271,174
President and CEO of the	2007	200,000	12,000	34,462	—	—	—	17,314	263,776
Company and the Bank (principal executive officer)

Gary Kajtoch (2)	2008	156,231	—	—	689	—	—	(7) 14,962	171,882
Treasurer of the Company and	2007	134,423	22,000	—	—	—	—	$5,146	161,569
CFO of the Bank (principal financial officer)

William Glass	2008	186,740	—	—	6,164	—	208,620	(8) 29,548	431,072
Secretary of the Company,	2007	179,024	10,000	—	5,475	—	79,049	20,741	294,289
CEO of Evans National	2006	166,269	15,425	—	5,475	—	103,049	18,712	308,930
Leasing and Sr. Vice President of the Bank

Robert Miller, Jr.	2008	213,584	—	—	6,164	—	44,582	(9) 38,013	302,342
President, TEA and ENB	2007	213,907	—	—	5,475	—	41,235	31,724	292,341
Associates Inc.	2006	206,525	100,000	—	5,475	—	55,568	17,885	385,452

(1)	Mr. Nasca began serving as President of the Company and the Bank on December 1, 2006. He assumed the position of Chief Executive Officer of the Company and Bank on April 1, 2007.

(2)	Mr. Kajtoch was hired as Chief Financial Officer of the Bank on February 5, 2007 and appointed as Treasurer of the Company on March 20, 2007.

(3)	Reflects the dollar amount recognized in fiscal year 2008, in accordance with SFAS No. 123(R) for financial statement reporting purposes. The amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. For additional information as to the assumptions made in valuation, see Note 12 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Amounts shown in the table are based on the Company’s accounting expense for these awards, and do not necessarily correspond to the actual value that may be recognized by the NEOs. See the Grants of Plan-Based Awards table below for information on awards of restricted stock and options granted in fiscal 2008.

(4)	The Company did not make any payments under its Evans Excels Plan, which is described on page 13 under Executive Total Compensation, because Threshold Growth in Net Income targets were not attained for 2008.

(5)	Includes a) the aggregate change in the accumulated benefits under the Bank’s Defined Benefit Pension Plan and SERP of $196,334 and $42,6889 in 2008 for Messrs. Glass and Miller and b) the amounts credited under the deferred compensation plan at interest rates greater than 120% of the applicable federal long-term rate on compensation deferred for Messrs. Glass and Miller.

(6)	Includes contributions by the Bank to Mr. Nasca’s 401(k) savings plan, the value of the employee discount on the Company’s Employee Stock Purchase Plan, the economic benefit from an endorsement split-dollar life insurance policy held by the Bank, and various perquisites. Perquisites included a car allowance, country club dues and supplemental long-term disability insurance.

(7)	Includes contributions by the Bank to Mr. Kajtoch’s 401(k) savings plan, the economic benefit from an endorsement split-dollar life insurance policy held by the Bank, and various perquisites. Perquisites included a car allowance, country club dues and supplemental long-term disability insurance.

(8)	Includes contributions by the Bank to Mr. Glass’s 401(k) savings plan, the value of the employee discount on the Company’s Employee Stock Purchase Plan, the economic benefit from an endorsement split-dollar life insurance policy held by the Bank, and various perquisites. Perquisites included a car allowance, country club dues and supplemental long-term disability insurance.

(9)	Includes contributions by the Bank to Mr. Miller’s 401(k) savings plan, the value of the employee discount on the Company’s Employee Stock Purchase Plan, the economic benefit from an endorsement split-dollar life insurance policy held by the Bank and various perquisites. Perquisites included a car allowance, country club dues and supplemental long-term disability insurance.

Grants of Plan-Based Awards. The following table reflects the terms of the compensation plan-based awards granted to Named Executive Officers in 2008.

		Estimated	All Other	All Other Option
		Future	Stock Awards:	Awards: Number	Exercise or Base	Grant Date
		Payouts Under	Number of	of Securities	Price	Fair Value of
		Non-Equity	Shares of	Underlying	Of Option	Stock and
		Incentive Plan	Stock or Units	Options	Awards	Option Awards
Name	Grant Date	Awards (1)	(#)	(#)	($/Share) (2)	($) (3)

David Nasca	6/17/2008	—	—	5,000	15.35	10,600

Gary Kajtoch	6/17/2008	—	—	3,000	15.35	6,360

William Glass	6/17/2008	—	—	3,000	15.35	6,360

Robert Miller, Jr.	6/17/2008	—	—	3,000	15.35	6,360

(1)	No awards were payable to NEOs under the Evans Excels Plan for 2008 because net income growth targets were not attained.

(2)	Reflects the exercise price for the options granted, which was the closing market price for the Company’s common stock on that date.

(3)	Reflects full grant date fair value under SFAS No. 123(R) of the options granted. For additional information as to the assumptions made in valuation, see Note 12 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
The option awards in 2008 were granted under the Company’s 1999 Employee Stock Option and Long-Term Incentive Plan. 25% of the options granted will vest each year on the anniversary of the grant date. They will be fully vested June 17, 2012. Vesting ceases if the executive’s employment is terminated for any reason (including by reason of death or disability).
Employment Agreements
David J. Nasca — Employment Agreement, by and among Mr. Nasca, the Company and the Bank, pursuant to which Mr. Nasca serves as the President and Chief Executive Officer of the Company and the Bank. Subject to prior termination, the term of Mr. Nasca’s employment is for a five year term, subject to annual one year extensions of the initial five year term. Mr. Nasca is entitled to participate in all Company and Bank employee benefit plans, programs, and arrangements for which he qualifies, and is entitled to receive an annual salary and bonus at the discretion of the Board of Directors of the Bank and of the Company. The Bank provides Mr. Nasca with an automobile allowance and reimburses him for reasonable country club dues.
In the event Mr. Nasca’s employment is terminated:
•	without cause, he will be paid, for a period equal to the then remaining term of his employment agreement, a monthly payment equal to 1/12th of his then annual base salary. The Company’s or the Bank’s obligation to make such payments to Mr. Nasca are conditioned upon Mr. Nasca’s compliance with his obligations of confidentiality, non-competition and non-solicitation set forth in his employment agreement;

•	because of death, his estate will be paid that portion of Mr. Nasca’s then annual base salary accrued through the date of his death, as well as any amounts or benefits payable under applicable benefit plans;

•	because of disability, Mr. Nasca will be paid, for a period equal to the shorter of (i) 180 days from the effective date of termination or (ii) until Mr. Nasca becomes eligible for long-term disability payments under either the Bank’s or the Company’s long-term disability plan, continued scheduled monthly payments of his then annual base salary, as well as any amounts or benefits payable under applicable benefit plans; and

•	for cause or by Mr. Nasca, Mr. Nasca will not be entitled to payment of any amounts or benefits, other than that portion of his annual salary accrued through the date of termination and any accrued and unpaid vacation.
Gary A. Kajtoch — Employment Agreement, by and between Mr. Kajtoch and the Bank, pursuant to which Mr. Kajtoch serves as the Chief Financial Officer and Senior Vice President of the Bank. Subject to prior termination, the term of Mr. Kajtoch’s employment is for a five year term, subject to annual one year extensions of the initial five year term. Mr. Kajtoch is entitled to participate in all Bank employee benefit plans, programs, and arrangements for which he qualifies, and is entitled to receive an annual salary and bonus at the discretion of the Board of Directors of the Bank.
In the event Mr. Kajtoch’s employment is terminated:
•	without cause, he will be paid, for a period equal to the then remaining term of his employment agreement, a monthly payment equal to 1/12th of his then annual base salary. The Bank’s obligation to make such payments to Mr. Kajtoch are conditioned upon Mr. Kajtoch’s compliance with his obligations of confidentiality, non-competition and non-solicitation set forth in his employment agreement;

•	because of death, his estate will be paid that portion of Mr. Kajtoch’s then annual base salary accrued through the date of his death, as well as any amounts or benefits payable under applicable benefit plans;

•	because of disability, Mr. Kajtoch will be paid, for a period equal to the shorter of (i) 180 days from the effective date of termination or (ii) until Mr. Kajtoch becomes eligible for long-term disability payments under the Bank’s long-term disability plan, continued scheduled monthly payments of his then annual base salary, as well as any amounts or benefits payable under applicable benefit plans; and

•	for cause or by Mr. Kajtoch, Mr. Kajtoch will not be entitled to payment of any amounts or benefits other than that portion of his annual salary accrued through the date of termination and any accrued and unpaid vacation.
William R. Glass — Employment Agreement, by and between Mr. Glass and the Bank, pursuant to which Mr. Glass serves as Senior Vice President of the Bank. Mr. Glass’ salary is fixed annually by the Board of Directors of the Bank. Subject to prior termination, the term of Mr. Glass’ employment is for a period of five years, subject to annual one year extensions of the five year term. Mr. Glass is entitled to participate in all Bank employee benefit plans, programs, and arrangements for which he qualifies.
In the event Mr. Glass’ employment is terminated:
•	without cause, he will be paid his then base salary for the longer of three months from the date of termination or the remainder of the then employment term, subject to Mr. Glass’ compliance with his obligations of confidentiality.

•	because of death, his estate will be paid any compensation and reimbursable expenses accrued to the date of his death;

•	for cause, Mr. Glass will not be entitled to payment of any amounts or benefits, other than such portion of his annual salary accrued through the date of termination;

•	by mutual agreement of the Bank and Mr. Glass, the terms of termination to be determined between the Bank and Mr. Glass at the time of termination; and

•	by Mr. Glass in the event of a “change of control” of the Bank, resulting in a substantial change in his duties, Mr. Glass will be paid all benefits due to him under his employment agreement, including his salary, for the remainder of the then employment term.

Robert G. Miller — Employment Agreement, by and between Mr. Miller and TEA, pursuant to which Mr. Miller serves as the President of TEA. Mr. Miller’s employment agreement provides for an initial annual base salary of $206,000, which is subject to adjustment annually by the Board of Directors of TEA, provided, however, that Mr. Miller’s annual salary may not be decreased below $206,000. Subject to prior termination, the term of Mr. Miller’s employment is for a five year term, subject to annual one year extensions of the initial five year term. In addition to Mr. Miller’s annual base salary, he is entitled to receive payment of residual commissions earned on life insurance and annuities sold through M&W Group, Inc. (the predecessor to TEA), prior to the date of Mr. Miller’s employment agreement with TEA. Mr. Miller is entitled to participate in all employee benefit plans, programs, and arrangements of TEA for which he qualifies, and he is entitled to receive an annual bonus at the discretion of the Board of Directors of TEA and determined, in amount, by reference to a bonus formula. TEA provides Mr. Miller with a company-owned vehicle and reimburses him for his reasonable country club dues.
In the event Mr. Miller’s employment is terminated:
•	without cause, he will be paid, for a period equal to the then remaining term of his employment agreement, a monthly payment equal to 1/12th of his then annual base salary. TEA obligation to make such payments to Mr. Miller are conditional upon Mr. Miller’s compliance with his obligations of confidentiality, non-competition and non-solicitation set forth in his employment agreement;

•	because of death, his estate will be paid that portion of Mr. Miller’s then annual base salary accrued through the date of his death, as well as any amounts or benefits payable under applicable benefit plans;

•	because of disability, Mr. Miller will be paid, for a period equal to the shorter of (i) 180 days from the effective date of termination or (ii) until Mr. Miller becomes eligible for long-term disability payments under TEA long-term disability plan, continued scheduled monthly payments of his then annual base salary, as well as any amounts or benefits payable under applicable benefit plans; and

•	for cause or by Mr. Miller, Mr. Miller will not be entitled to payment of any amounts or benefits other than that portion of his annual salary accrued through the date of termination and any accrued and unpaid vacation.
Potential Payments Upon Termination or Change-in-Control. The following table shows the potential incremental value transfer to each NEO under various termination or change-in-control scenarios as of December 31, 2008, the last business day of fiscal 2008. The actual amounts to be paid out can only be determined at the time of such NEO’s separation from the Company.

Event	David Nasca		Gary Kajtoch		William Glass		Robert Miller
Retirement or Voluntary Termination (1)	—		—		$838,002		$318,641

Termination for Cause (1)	—		—		$838,002		318,641

Termination Without Cause	$1,150,000	(3)	$783,750	(3)	$1,774,497	(2)	$1,384,691	(2)

“Change in Control” Termination (2)	—		—		$1,774,497		—

Death	$460,000	(5)	$313,500	(5)	$1,212,600	(4)	$745,061	(4)

(1)	Reflects (a) Supplemental Executive Retirement Plan lump sum payout and (b) Defined Benefit Pension Plan lump sum payout.

(2)	Reflects (a) Supplemental Executive Retirement Plan lump sum payout, (b) Defined Benefit Pension Plan lump sum payout and (c) employment contract payout.

(3)	Reflects lump sum employment contract payout.

(4)	Reflects (a) Supplemental Executive Retirement Plan lump sum payout, (b) Defined Benefit Pension Plan lump sum payout and (c) benefit payment of Executive Life Insurance.

(5)	Reflects benefit payment of executive life insurance.
Outstanding Equity Awards at Fiscal Year-End. The following table provides information about unexercised stock options and unvested restricted stock for the Named Executive Officers as of December 31, 2008:

	Option Awards
		Number of
	Number of	Securities
	Securities	Underlying
	Underlying	Unexercised
	Unexercised	Options (#)	Option	Option
	Options (#)	Unexercisable	Exercise Price	Expiration
Name	Exercisable	(1)	($)	Date
David Nasca	—	5,000	15.35	06/17/2018

Gary Kajtoch	—	3,000	15.35	06/17/2018

William Glass	—	3,000	15.35	06/17/2018
	1,158	1,157	19.25	04/18/2013
	—	2,205	21.77	09/27/2014
	—	2,000	22.00	09/20/2015

Robert Miller, Jr.	—	3,000	15.35	06/17/2018
	1,158	1,157	19.25	04/18/2013
	—	2,205	21.77	09/27/2014
	—	2,000	22.00	09/20/2015

(1)	The unexercisable options with the following expiration dates will vest as indicated below:

Expiration Date	Vesting Schedule
04/18/2013	20% will vest on August 19, 2009, 20% on August 19, 2010, 20% on August 19, 2011 and 40% on August 19, 2012
09/27/2014	100% will vest on September 27, 2009
09/20/2015	100% will vest on September 20, 2010
06/17/2018	25% will vest on June 17, 2009, 25% on June 17, 2010, 25% on June 17, 2011 and 25% on June 17, 2012
Option Exercises and Stock Vested. The following table provides information about option exercises and stock vested for the Named Executive Officers during fiscal 2008:

	Option Awards		Stock Awards
Number of Shares
	Acquired on	Value	Number of Shares	Value
	Exercise	Realized on Exercise	Acquired on Vesting	Realized on Vesting
Name	(#)	($)	(#)	($) (1)

David Nasca	—	—	2,500	39,375
Gary Kajtoch	—	—	—	—
William Glass	—	—	—	—
Robert Miller, Jr.	—	—	—	—

(1)	Reflects the market value of the shares on the vesting date.

Pension Benefits. The following table sets forth the present value of the accumulated pension benefits for the Named Executive Officers as of fiscal year-end 2008 (1):

		Number of Years	Present Value of	Payments During
Name	Plan Name	Credited Service (#)	Accumulated Benefit ($)	Last Fiscal Year ($)
William R. Glass	SERP Plan	15	589,989	—
	Defined Benefit Plan	15	248,013	—

Robert G. Miller, Jr.	SERP Plan	8	244,263	—
	Defined Benefit Plan	8	74,378	—

(1)	The assumptions used to calculate the present value of accumulated benefits are set forth in Note 11 to the Consolidated Financial Statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
The following describes the material factors necessary to understand the pension benefits that are provided to the Named Executive Officers under the Bank’s defined benefit pension and supplemental executive retirement plans.
Defined Benefit Pension Plan. The Bank maintains a defined benefit pension plan (the “Pension Plan”) for all eligible employees, including employees of its subsidiaries. Messrs. Glass and Miller are participants in the Pension Plan. Upon retirement at age 65, vested participants are entitled to receive a monthly benefit. The following table indicates the annual retirement benefit that would be payable under the Pension Plan, pursuant to the amended benefit formula discussed below, upon retirement at age 65 in fiscal year 2008, expressed in the form of a single life annuity for the average annual earnings and years of credited service. The benefits listed below are not subject to deduction for Social Security or other offset amounts.

	Years of Service at Normal Retirement
Final Average
Compensation	10	20	30	40
$ 30,000	$3,000	$6,000	$9,000	$9,000
$ 50,000	$5,000	$10,000	$15,000	$15,000
$100,000	$10,000	$20,000	$30,000	$30,000
$150,000	$15,000	$30,000	$45,000	$45,000
$220,000	$22,000	$44,000	$66,000	$66,000
Pension Benefit Formula: 1% of compensation times years of service (max 30).
Prior to an amendment to the Pension Plan, effective May 1, 1994, the monthly benefit under the Pension Plan was 3% of average monthly compensation multiplied by years of service up to a maximum of 15 years of service. In 1994, the Pension Plan was amended to change the benefit to 1% of average monthly compensation (as defined under the Pension Plan, generally the highest five consecutive compensation years out of the latest ten compensation years at retirement) multiplied by years of service up to a maximum of 30 years of service.
During 2008, management considered industry trends, regional competition, as well as the new regulatory requirements involved in maintaining both a defined benefit pension plan and a 401(k) defined contribution plan. Based upon the analysis, the Bank made significant changes to the Pension Plan in order to remain competitive within the industry.
As a result of this review, effective January 31, 2008, the Pension Plan was frozen. All participants vested immediately in the Pension Plan at their then-present number of years of service, regardless of whether an employee had attained greater than five years of service on January 31, 2008. All benefits that eligible participants accrued in the Pension Plan prior to January 31, 2008 will be retained, but no additional benefits have accrued under the Pension Plan since that date. Employees will be eligible to receive accrued benefits at normal retirement age.

“Compensation” for purposes of the Pension Plan generally means the compensation reported for a participant on Form W-2 as gross pay. In calculating a participant’s benefit, annual compensation in excess of a limit set annually by the Secretary of the Treasury of the United States may not be considered. That limit (the “IRS Compensation Limit”) was $230,000 for 2008. In addition, benefits provided under the Pension Plan may not exceed a benefit limit under the Internal Revenue Code (which was $185,000 payable as a single life annuity beginning at normal retirement age in 2008). The “Social Security Wage Base” is the maximum amount of annual earnings or wages that is subject to the old age, survivors and disability insurance taxes that is in effect under the Social Security Act at the beginning of the plan year.
A participant is eligible for early retirement under the Pension Plan if the participant retires before normal retirement age but after attaining age 59 and completing 5 years of service. An early retirement benefit is reduced 1/15th per year for each year that the benefit commences prior to normal retirement age. At December 31, 2008, Mr. Glass had attained eligibility for early retirement under the Pension Plan. Mr. Miller was not eligible for early retirement. Messrs. Nasca and Kajtoch are not participants in the Pension Plan.
Benefits under the Pension Plan are paid over the lifetime of the NEO or the lifetimes of the NEO and a beneficiary, as elected by the NEO. If the NEO is married on the date payments are to begin under the Pension Plan, payment will be in the form of a joint and 50% survivor annuity with the spouse as beneficiary, unless the NEO elects another form of payment with the consent of the spouse. If benefits are paid in a form in which a benefit is to be paid to a beneficiary after the death of the NEO, benefits are reduced from the amount payable as a lifetime benefit solely to the NEO in accordance with the actuarial factors that apply to all participants in the Pension Plan. The Pension Plan generally does not make distributions in the form of a one-time lump sum payment. A participant’s benefit is payable as an annuity with monthly benefit payments, unless the present value of the normal retirement benefit is less than $5,000.
Benefits under the Pension Plan are funded by an irrevocable, tax-exempt trust. The Pension Plan benefits of all participants, including those benefits of NEOs, are payable from the assets held by the tax-exempt trust.
Supplemental Executive Retirement Plans. The Bank maintains a SERP in which each of Messrs. Glass and Miller is a participant. Messrs. Nasca and Kajtoch do not have any credited service time in the SERP as of December 31, 2008. Under the SERP, each of Messrs. Glass and Miller is entitled to an annual benefit payment equal to 70% of his final average earnings, currently defined as the highest average of five consecutive years out of the last ten worked, reduced by 50% of his annual Social Security benefit, the amount of his annual benefit under the Pension Plan, and the value of his annual benefit attributable to employer matching contributions to the Bank=s 401(k) Plan, at or after attaining age 65. There are provisions for reduced early retirement benefits after attaining age 60 but prior to age 65, provided, however, that such benefits are reduced by 2% for each point by which the participant’s age and years of service are less than 75. Benefits are also payable upon separation from service after a change in control, regardless of the participant’s age. Upon a participant=s entitlement to a benefit under the SERP, his benefit shall be paid in the form of either (i) a single life annuity with 15 payments guaranteed, or (ii) a lump sum payment which is actuarially equivalent to the annuity form of payment described in clause (i). The SERP also allows for payment of such benefit to a designated beneficiary upon the death of the employee and for earlier payment due to disability.
Executive Life Insurance Plan. The Company provides an endorsement split-dollar benefit to certain officers and directors in connection with bank-owned life insurance maintained by the Bank. This benefit does not carry into retirement. The benefit for all non-employee directors is in the amount of $200,000. The amount of the benefit of Named Executive Officers is 2.0 times base salary. For 2008, the amount of the benefits for each of Messrs. Nasca, Kajtoch, Glass and Miller is $460,000, $313,500, $374,598, and $426,420, respectively.
Employee Savings Plan. The Bank also maintains a 401(k) salary deferral plan to assist employees, including employees of its subsidiaries, in saving for retirement. All employees are eligible to participate on the first of the month following date of hire. Eligible employees can contribute up to the maximum amount allowable under the Internal Revenue Code.

For 2008, employees received a 100% match from the Company in contributions up to 4% of base salary and a 50% match on contributions greater than 4% of base salary, up to 8% of salary. Employees vest in employer contributions over six years.
Individual account earnings will depend on the performance of the particular funds in which the participant invests. Specific guidelines govern adjustments to contribution levels, investment decisions and withdrawals from the plan. The benefit is paid as an annuity unless the employee elects one of the optional forms of payment available under the plan. Those amounts are included in the “Summary Compensation Table,” above, under All Other Compensation.
Non-Qualified Deferred Compensation. The following table sets forth information for the Non-Qualified Deferred Compensation Plan for fiscal 2008:

	Executive	Registrant	Aggregate		Aggregate
	Contributions	Contributions	Earnings in	Aggregate	Balance at
	in Last Fiscal	in Last Fiscal	Last Fiscal	Withdrawals/	Last Fiscal
	Year	Year	Year	Distributions	Year End
Name	($)	($)	($)	($)	($)
William R. Glass	28,011	—	12,286	—	175,209

Robert G. Miller, Jr.	4,272	—	1,894	—	26,991
All executive and registrant contributions were reported as compensation for fiscal 2008 in the Summary Compensation Table, above, and amounts reported in the “Aggregate Balance at Last Fiscal Year End” column of this table were reported as compensation to the appropriate NEOs in the Company’s Summary Compensation Table for previous fiscal years.
The Company’s Non-Qualified Deferred Compensation Plan allows NEOs to elect to defer 1% to 100% of their base salary until retirement or termination of service. The Company credits such deferrals with interest equal to 1% over the prime rate as of each January 1st. During fiscal 2008, amounts credited under the Deferred Compensation Plan at interest rates greater than 120% of the applicable federal long-term rate in effect have been reported for the NEOs in the “Summary Compensation Table” in the Change in Pension Value and Non-Qualified Deferred Compensation column.
NEOs are immediately 100% vested in their account balance under the Non-Qualified Deferred Compensation Plan, including credited interest. NEOs may choose 5, 10 or 15 years or lump sum payment option.
TRANSACTIONS WITH RELATED PERSONS
The Company’s written policies and procedures with respect to transactions with related persons requires the review and approval or ratification by the Audit Committee for any transaction in which the Company will be a participant and any related person has or will have a material interest (direct or indirect), other than transactions involving less than $5,000 when aggregated with all similar transactions. Related persons include the Company’s directors, director nominees and executive officers and their immediate family members, as well as persons owning more than 5% of the Company’s common stock and any immediate family member of such shareholder.
Under the Company’s Related Person Transaction Policy, a related person transaction may be consummated or continue if the Audit Committee has approved or ratified the transaction in accordance with the following guidelines: in considering whether to approve or ratify related person transactions, the Audit Committee will take into account, among other factors, (i) whether the related person transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; (ii) whether the related person transaction has been reviewed and approved by the Company’s subsidiary banking institution in accordance with Federal Reserve Regulation O and the process and procedure established by such subsidiary banking institution to insure compliance with Regulation O; (iii) whether the related person transaction is approved by the disinterested members of the Board of Directors; and (iv) whether the related person transaction involves compensation approved by the Company’s Human Resource and Compensation Committee.
The Audit Committee meets annually with management to discuss and review related person transactions for that calendar year, including the proposed aggregate value of such transactions. After review and discussion, the Audit Committee will determine, based on the above guidelines, whether to approve or ratify each related person transaction, and at each subsequently scheduled meeting, management will update the Audit Committee, as necessary, as to any material change to related person transactions and any proposed related person transactions.
In the event that a related person transaction is proposed during the interim period between regularly scheduled Audit Committee meetings, the transaction may be presented to the Audit Committee by management for approval or preliminarily entered into by management subject to ratification by the Audit Committee in accordance with the above guidelines; provided that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction.
In particular, the Audit Committee has approved the provision of certain life and disability insurance policies from several different insurance companies for which Thomas H. Waring, Jr., a director, serves as agent on terms and conditions normal and customary in the ordinary course of business for the purchase of life and disability insurance. The total premium paid to these insurance companies was approximately $173,000 and $229,000 in fiscal 2008 and 2007, respectively. The aggregate amount received by Waring Financial Group for the placement of such life and disability insurance policies was approximately $3,761 and $2,600 for fiscal 2008 and 2007, respectively.
Additionally, the Audit Committee approved the services of Harris Beach PLLC as its general counsel. Phillip Brothman, a director and Chairman of the Board of Directors, is a member of that firm. The legal services provided (and to be provided) to the Company and its Bank subsidiary are considered normal and customary in the ordinary course of business. The aggregate fees paid to Harris Beach PLLC for legal services to the Company and to the Bank in fiscal 2008 and 2007 were approximately $413,000 and $309,000, respectively. Mr. Brothman has less than a 1% equity interest in Harris Beach PLLC.
In addition, Mr. Tilley, former Chief Executive Officer and President of the Company and the Bank, continues to receive payments under the Bank’s Pension Plan and SERP. He received payments aggregating $158,056 in 2008 and $126,888 in 2007 under those plans.
The Bank has had, and in the future expects to have, banking and fiduciary transactions with directors and executive officers of the Company and some of their affiliates. All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with unrelated third parties, and do not involve more than a normal risk of collectivity or present other unfavorable features.
AUDIT COMMITTEE REPORT
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The Audit Committee has reviewed and discussed with the Company’s management and KPMG LLP, the Company’s independent auditors, the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the 2008 fiscal year. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence from the Company.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2008 fiscal year for filing with the SEC.
Submitted by the Audit Committee,
John R. O’Brien, Chairman
James E. Biddle, Jr.
Mary Catherine Militello
David M. Taylor
INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors has appointed KPMG LLP to continue as the Company’s independent auditors and to conduct the audit of the Company’s consolidated financial statements for the year ending December 31, 2009. Representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions that may be raised, and they will have the opportunity to make a statement, if they so desire.
Fees Billed by KPMG LLP. The following table shows the fees that KPMG LLP billed the Company for audit and other services provided for fiscal years 2008 and 2007. Audit fees consist of professional services rendered for the audit of the Company’s annual consolidated financial statements and internal controls over financial reporting, review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings, including SEC filings or engagements for fiscal years 2008 and 2007. Tax fees consist of the preparation of federal and state tax extensions.

	2008	2007
Audit Fees	$187,500	$147,000
Audit-Related Fees	—	—
Tax Fees	14,700	50,460
All Other Fees	—	—

Total	$202,200	$197,460
All fees listed in the table above were pre-approved by the Company’s Audit Committee.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has concluded that such services did not impair KPMG LLP’s independence.
The Audit Committee’s pre-approval policy details the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee, and the cost limits for those services. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Also, any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

PROPOSAL II — APPROVAL OF THE EVANS BANCORP, INC.
2009 LONG-TERM EQUITY INCENTIVE PLAN
The Board of Directors has adopted, subject to shareholder approval, the 2009 Long-Term Equity Incentive Plan (the “Equity Plan”), to provide employees, officers and directors of the Company and its subsidiaries with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.
Why We Are Asking for Shareholder Approval
We are asking our shareholders to approve the Equity Plan so that we may continue to grant stock-based compensation to our employees, officers and directors. The Company’s 1999 Employee Stock Option and Long-Term Incentive Plan (the “Prior Plan”) expires in 2009. Upon shareholder approval of the Equity Plan, no further grants will be made under the Prior Plan.
The Equity Plan would permit the grant of stock options, stock appreciation rights (SARs), restricted stock awards and restricted stock units (RSUs). Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Plan, our shareholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program containing features that are linked to the performance of our common stock.
As a company listed on the Nasdaq Stock Market, we are required to obtain the approval of our shareholders before implementing an equity compensation plan such as the Equity Plan. For this purpose, the Equity Plan must be approved by a majority of the votes cast at the shareholders meeting. Shareholder approval will also enable us to deduct the expense of certain awards for federal income tax purposes and will exempt the awards from the short-swing profit trading rules of Section 16(b) of the Securities Exchange Act of 1934.
General
Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 210,000 shares of common stock. Shares previously awarded under the Prior Plan that are subsequently forfeited or that expire unused may also be awarded under the Equity Plan. All of the shares may be issued as stock options, but no more than 105,000 shares may be issued as restricted stock awards, RSUs and/or stock settled SARs. As of March 9, 2009, the record date for the Annual Meeting, there were 119,796 shares of common stock subject to outstanding awards under the Prior Plan (consisting of 119,796 unexercised options with a weighted average exercise price of $18.98 and a weighted average remaining term of 6.75 years).
The Equity Plan will be administered by the Company’s Human Resource and Compensation Committee (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan. The Equity Plan also generally permits the Committee to delegate to any one or more of its members or to any persons selected by it all or any part of the responsibilities and powers of the Committee.

Eligibility
Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options. Non-employee directors may receive in the aggregate up to 20% of the shares reserved for issuance under the Equity Plan, subject to additional sub-limits as described below.
Types of Awards
The Committee may determine the type and terms and conditions of awards under the Equity Plan. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award. Awards may be granted in a combination of incentive and non-statutory stock options, SARs, restricted stock awards and RSUs as follows:
     Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Plan means the final sale price of the Company’s common stock as reported on Nasdaq on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.
     Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees of the Company or its subsidiaries are eligible to receive incentive stock options. Stock options are subject to vesting conditions and restrictions as determined by the Committee, which may include time or performance-based vesting, or any combination thereof. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or by tendering, either actually or constructively by attestation, common stock of the Company valued at fair market value as of the day of the exercise; or (ii) by reduction in the number of shares deliverable pursuant to the stock option; or (iii) subject to a “cashless exercise” through a third party. The total number of shares acquired upon exercise will be rounded down to the nearest whole share.
     Stock Appreciation Rights. SARs are a right to receive, in cash or shares or a combination of both (as set forth in the award agreement), an amount equal to or based on the excess of the fair market value of a share of common stock at the time of exercise over the exercise price established by the Committee at the time of grant. Grants of SARs do not include any dividend equivalent rights. The Committee may grant either tandem or stand-alone SARs. Tandem SARs are granted at the same time as stock options are granted and are exercisable on the same conditions as the related stock option that is granted simultaneously. The exercise of a tandem SAR cancels the related stock option and the exercise of the related stock option cancels the tandem SAR. SARs are subject to vesting conditions and restrictions as determined by the Committee, which may include time or performance-based vesting, or any combination thereof.
     Restricted Stock Awards. Restricted stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any restricted stock award granted under the Equity Plan will be subject to vesting conditions and restrictions as determined by the Committee, which may include time or performance-based vesting, or any combination thereof.
     Restricted Stock Units. RSUs are similar to stock awards, except that no shares of stock are actually awarded on the date of grant. Rather, RSUs are deferred compensation bookkeeping entries that are subject to all of the requirements of Section 409A of the Internal Revenue Code, including specifying the time and form of payment at the time of grant. RSUs are subject to vesting conditions and restrictions as determined by the Committee, which may include time or performance-based vesting, or any combination thereof.
     Prohibition Against Repricing. Except for adjustments due to certain corporate transactions, unusual or nonrecurring events and any reduction in exercise price approved by the Company’s shareholders, the Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or SAR previously granted under the Equity Plan.
     In the event of a corporate transaction involving the Company’s common stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the share limitations described below and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable. The Committee may adjust the terms and conditions of all awards (including canceling the awards in exchange for the in-the-money value, if any, of the vested portion thereof or substitution of awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events affecting the Company or any parent or subsidiary or the financial statements of the Company or any parent or subsidiary or in response to changes in applicable laws, regulations or accounting principles.
     Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws intestate succession or pursuant to a domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations. During the life of the participant, awards can only be exercised by him or her. Participants may designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.
Limitation on Awards Under the Equity Plan
The following limits apply to awards under the Equity Plan:
•	no more than 105,000 shares may be issued as restricted stock awards, RSUs and/or stock settled SARs;

•
generally, the maximum number of shares of common stock that may be covered by options or SARs that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 50,000 shares;

•
the maximum annual dollar amount that may be payable to a participant pursuant to cash-settled SARs that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is $1,000,000;

•
generally, the maximum number of shares of common stock that may constitute restricted stock awards or RSUs that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 55,000 shares; and

•
the maximum number of shares of common stock that may be covered by all stock options and SARs granted to non-employee directors as a group is twenty percent (20%) of the shares in the aggregate to be covered by stock options or SARs granted under the Equity Plan, and the maximum number of stock awards or RSUs that may be granted to non-employee directors as a group is twenty percent (20%) of the stock awards or RSUs in the aggregate to be granted under the Equity Plan.

Performance Features
     Section 162(m) of the Internal Revenue Code. A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to its Chief Executive Officer and any of its four other most highly compensated officers, excluding its Chief Financial Officer. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Equity Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any other awards being granted to any participant are intended to be “performance-based compensation” as that term is used in Section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.
     Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings, financial return ratios, capital, increase in revenue, operating or net cash flows, cash flow return on investment, total shareholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating, administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.
Vesting of Awards
If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than three years for an employee, and not less than one year for a director, subject in either case to acceleration in the event of death, disability, retirement, involuntary termination of employment of service following a change in control, or other enumerated events.
Change in Control
Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control (as defined in the Equity Plan) of the Company, all outstanding options and SARs then held by a participant will become fully exercisable and all stock awards or RSUs shall be fully earned and vested. In the event of a change in control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the change in control.
Amendment and Termination
Generally, the Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that no amendment or termination may adversely impair the rights of an outstanding award without the participant’s written consent. The Board of Directors may not amend the Equity Plan to increase the aggregate number of securities which may be issued under the Equity Plan, materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of the Company’s shareholders. Notwithstanding the foregoing, the Committee may amend the Equity Plan and any outstanding award at any time, retroactively or otherwise, to insure that the Equity Plan or awards comply with current or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Internal Revenue Code) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or the Financial Accounting Standards Board subsequent to the adoption of the Equity Plan or the granting of awards, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operation of the Company, and such amendments may be made unilaterally and without participant consent.
Duration of Plan
The Equity Plan will become effective upon approval by the shareholders at the Annual Meeting. The Equity Plan will terminate 10 years after that date, or, if sooner, when all shares reserved under the Equity Plan have been issued. At any time, the Board of Directors may terminate the Equity Plan; however, any termination of the Equity Plan will not affect outstanding awards.
United States Income Tax Considerations
The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan:
     Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
     Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. Generally, the exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
     If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain.

If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
     Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the fair market value of cash or shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any shares received upon exercise of a stock-settled SAR will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
     Restricted Stock Awards. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the participant during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.
     Restricted Stock Units. The grant of an RSU will not result in taxable income to the participant. Provided that the grant sets forth the time and form of payment (as required under Section 409A of the Internal Revenue Code), at the time the RSU award is paid to the participant, the participant will recognize ordinary income equal to the then-current fair market value of the RSU (which is denominated in shares of Company stock) and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any shares received upon exercise of a stock-settled RSU will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
     Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Company, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.
     Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
     Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Accounting Treatment
Under Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payments, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options, SARs, restricted stock and RSUs.

Receipt of Allocation of New Plan Benefits
No specific allocation of the proposed shares available under the Equity Plan to any person or group has been made by the Committee. The Committee will consider in the future whether or not to make awards to any or all plan participants. The benefits to be received by the Company’s executive officers (including the NEOs), non-employee directors, and employees under the Equity Plan are not determinable because, under the terms of the Equity Plan, grants are in the discretion of the Committee and the value of each grant will depend on the market price of the Company’s common stock on the date of grant. An example of how the Committee has made equity grants to NEOs in the past can be found in the “Grants of Plan-Based Awards” table in the “Executive Compensation” section of this Proxy Statement. In addition, the Company has, in the past, made grants of stock options to non-employee directors as compensation for their service as directors, as discussed above under “Director Compensation.” The Committee currently intends to continue to make awards in equivalent amounts to non-employee directors in fiscal 2009, subject to shareholder approval of the Equity Plan.
Required Vote and Recommendation of the Board
In order to approve the 2009 Long-Term Equity Incentive Plan, the proposal must receive a majority of the votes cast at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2009 LONG-TERM EQUITY INCENTIVE PLAN.
OTHER MATTERS
The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by directors, officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.
The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting, other than the election of directors. However, if other matters do properly come before the meeting or any adjournments thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.
SHAREHOLDER PROPOSALS FOR 2010
ANNUAL MEETING OF SHAREHOLDERS
Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Shareholders of the Company may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934. For such proposals to be included in the Company’s proxy materials relating to its 2010 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8(e) must be satisfied and such proposals must be received by the Company no later than December 2, 2009. Such proposals should be delivered to the Secretary, Evans Bancorp, Inc., 14-16 North Main Street, Angola, New York 14006.
Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. Except in the case of proposals made in accordance with Rule 14a-8(e) and for shareholder nominations to the Board of Directors, which are governed by the procedures for director nominations by shareholders contained in the Company’s bylaws, for proposals to be considered at an Annual Meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Company first sent its proxy materials for its immediately preceding annual meeting of shareholders. To be timely for the 2010 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company by

February 15, 2010. A shareholder’s notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the Annual Meeting, the information required by the Company’s bylaws.
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning Michelle A. Baumgarden, Evans Bancorp, Inc., One Grimsby Drive, Hamburg, NY 14075, (716) 926-2000. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s website (www.sec.gov) and the Company’s website (www.evansbancorp.com).

By Order of the Board of Directors,

EVANS BANCORP, INC.
William R. Glass Secretary

Angola, New York
April 1, 2009

APPENDIX A
EVANS BANCORP, INC.
2009 LONG-TERM EQUITY INCENTIVE PLAN
ARTICLE 1 – GENERAL
     Section 1.1 Purpose, Effective Date and Term.  The purpose of this 2009 Long-Term Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Evans Bancorp, Inc. (the “Company”), and its Subsidiaries, including Evans Bank, N.A. (the “Bank”), by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s shareholders. The “Effective Date” of the Plan shall be the date the Plan is approved by the Company’s shareholders, which is expected to be April 23, 2009. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the day before the ten-year anniversary of the Effective Date.
     Section 1.2 Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 6.1.
     Section 1.3 Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards under the Plan shall be limited to Employees and Directors of the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.
     Section 1.4 Definitions.  Capitalized terms in the Plan shall be defined as set forth in the Plan.
     Section 1.5 No More Grants Under Prior Plan. After the Effective Date, no more grants will be made under the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan (the “Prior Plan”).
ARTICLE 2 — DEFINED TERMS; CONSTRUCTION
     Section 2.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
     (a) “10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.
     (b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.
     (c) “Board” means the Board of Directors of the Company.
     (d) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Company, material breach of the Company’s or the Bank’s Code of Conduct, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. For purposes of this paragraph, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company.
     (e) “Change in Control” has the meaning ascribed to it in Section 5.2.
     (f) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
     (g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.
     (h) “Committee” means the Committee acting under Article 6.
     (i) “Covered Employee” means any Employee who is or may become a “Covered Employee” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the performance period or (b) twenty-five percent (25%) of the performance period has elapsed, as a “Covered Employee” under this Plan for such applicable performance period.
     (j) “Director” means a member of the Board of Directors of the Company or a Subsidiary, and also includes advisory directors and directors emeritus.
     (k) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act (with respect to the definition of “Non-Employee Director”) and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
     (l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

     (m) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
     (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     (o) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.
     (p) “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 3.2.
     (q) “Fair Market Value” means, with respect to a share of Stock on a specified date:
          (i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or
          (ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
          (iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422. For purposes of the exercise of an option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.
     (r) Following a Change in Control, a termination of employment by an Employee who is a Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Participant’s principal residence and more than fifteen (15) miles away from the location of the Participant’s principal executive office prior to the Change in Control.
     (s) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.
     (t) “Incumbent Directors” means:
          (i) the individuals who, on the date hereof, constitute the Board; and
          (ii) any new Director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.
     (u) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant for Good Reason.
     (v) “ISO” has the meaning ascribed to it in Section 3.1(a).
     (w) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.
     (x) “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:
          (i) with respect to an Employee, attainment of age 65;
          (ii) with respect to a Director, attainment of age 70.
     (y) “SAR” has the meaning ascribed to it in Section 3.1(b).
     (z) “SEC” means the Securities and Exchange Commission.
     (aa) “Securities Act” means the Securities Act of 1933, as amended from time to time.
     (bb) “Service” means service as an Employee, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.
     (cc) “Stock” means the common stock of the Company, $0.50 par value per share.
     (dd) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

     (ee) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
          (i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
          (ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services. The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed 90 days, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.
          (iii) If, as a result of a sale or other transaction, the Subsidiary by whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.
          (iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section “(dd)” the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A.
          (v) With respect to a Participant who is a Director, cessation of service as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.
     (ff) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
     (gg) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.
     Section 2.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
     (a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
     (b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
     (c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
     (d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
     (e) indications of time of day mean New York time;

     (f) “including” means “including, but not limited to”;
     (g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
     (h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
     (i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
     (j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
     (k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.
ARTICLE 3 — AWARDS
     Section 3.1 General.  Any award under the Plan may be granted singularly or in combination with another award (or awards).  Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement.  Subject to the provisions of Section 3.7, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of awards that may be granted under the Plan include:
     (a) Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee.  Unless otherwise specified in the Award Agreement or prohibited by statute, an option awarded to an Employee shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option. Grants of stock options do not include any dividend equivalent rights.
     (b) Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee in accordance with Section 3.2 hereof. Grants of SARs do not include any dividend equivalent rights.
     (c) Restricted Stock Awards.  A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance measures.
     (d) Restricted Stock Unit Awards. A Restricted Stock Unit Award is similar to Restricted Stock Award, except that no shares of Stock are actually awarded to the Participant on the date of grant, and Restricted Stock Units are “deferred compensation” that is subject to Code Section 409A.

     Section 3.2 Exercise of Stock Options and SARs.  A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and set forth in the Award Agreement.  In no event, however, shall a stock option or SAR be exercised later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Shareholder).  The “Exercise Price” of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof. The total number of shares that may be acquired upon the exercise of an option shall be rounded down to the nearest whole share. Applicable tax withholding shall be deducted in accordance with Section 8.8.
     Section 3.3. Restricted Stock Awards and Restricted Stock Unit Awards.
     (a) General. Each Restricted Stock Award and Restricted Stock Unit Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award; (b) specify the date of grant of the Restricted Stock Award or Restricted Stock Unit Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe, including, without limitation, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares of Stock are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units. All Restricted Stock Unit Award Agreements must specify the time and form of payment in accordance with Code Section 409A.
     All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by or on behalf of the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant or held in street name (book form). To the extent deemed appropriate by the Committee, the Company may retain the certificates representing shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Common Stock evidenced hereby is subject to the terms of an Award Agreement between Evans Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Evans Bancorp 2009 Long-Term Equity Incentive Plan, copies of which are on file at the executive offices of Evans Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
     Restricted Stock Unit Awards shall be evidenced by an award agreement that shall specify the periods of restriction, the number of Restricted Stock Units granted, the time and form of payment of the awards and such other provisions as the Committee shall determine. Restricted Stock Unit Awards shall be paid in cash, shares of Stock or a combination of cash and shares of Stock as the Committee, in its sole discretion, shall determine.
     (b) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the end of the calendar year in which the Restricted Stock Award vests. Deemed dividends will be credited to the account of any Participants who are granted Restricted Stock Units, and such amounts shall be distributed to the Participant in the same time and form as the underlying Restricted Stock Unit.
     (c) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion. Restricted Stock Units are not entitled to vote any shares of Stock.
     (d) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election, or other offer made to or elections made by the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered Restricted Stock Units do not have any tender rights.
     Section 3.4 Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) with respect to any Covered Employee shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).
     (a) Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total shareholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
     (b) Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 4.3.
     (c) Adjustments. Pursuant to this Section 3.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation for a Covered Employee, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
     (d) Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain performance-based Restricted Stock Unit Awards and/or performance-based Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, the Bank, and any of their affiliates and/or subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards Agreements and may reflect distinctions based on the reason for termination, and provided that such provisions comply with the requirements of Code Section 409A with respect to Restricted Stock Units.
     Section 3.5 Vesting of Awards. If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall be three (3) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting with respect to an award granted to Directors shall be one (1) year (subject to acceleration in such similar events as applied to Employees, and providing that service as a director emeritus shall constitute service for purposes of vesting).
     Section 3.6 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 3.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
     Section 3.7 Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 4.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under the Plan.
     Section 3.8 Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of award. Unless the Committee shall specifically state otherwise at the time an award is granted, all awards to an Employee or Director shall vest immediately upon such individual’s death, Disability or Retirement. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:
     (a) Upon the Termination of Service for any reason other than Disability, Retirement, death or Termination for Cause, stock options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and stock options and SARs may be exercised only for a period of three months following termination, and any shares of Restricted Stock or Restricted Stock Units that have not vested as of the date of termination shall expire and be forfeited.
     (b) In the event of a Termination of Service for Cause, all stock options, SARs, Restricted Stock Awards and Restricted Stock Units granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.
     (c) Upon the Termination of Service for reason of Disability, Retirement or death, all stock options and SARs shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service. Provided, however, that no option shall be eligible for treatment as an ISO in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain ISO treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.
     (d) The effect of a Change in Control on the vesting/exercisability of stock options, SARs, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 5 hereof.

ARTICLE 4 — SHARES SUBJECT TO PLAN
     Section 4.1 Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
     Section 4.2 Share Limitations.
     (a) Share Reserve. Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to
          (i) 210,000, plus
          (ii) The number of shares subject to outstanding awards under the Prior Plan as of the Effective Date, that, after the Effective Date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable shares.
The maximum number of shares of Stock that may be delivered pursuant to stock options (all of which may be granted as ISOs) is two hundred ten thousand (210,000). The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards, Restricted Stock Units and/or stock settled SARs shall be one hundred five thousand (105,000) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 4.4.
     (b) Computation of Shares Available. For purposes of this Section 4.2 and in connection with the granting of a stock option, SAR, Restricted Stock Award, or Restricted Stock Unit, shares of Stock covered by an award shall only be counted as used to the extent they are actually issued. Any shares of Stock related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares of Stock, shall be available again for grant under this Plan. However, the full number of Stock Appreciation Rights or Restricted Stock Units granted that are to be settled by the issuance of shares of Stock shall be counted against the number of shares available for award under the Plan, regardless of the number of shares of Stock actually issued upon settlement of such Stock Appreciation Rights or Restricted Stock Units. Further, any shares of Stock withheld to satisfy tax withholding obligations on awards issued under the Plan, shares of Stock tendered to pay the exercise price of awards under the Plan, and shares of Stock repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be returned as available shares of Stock under the Plan. Any shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares of Stock, shall be available again for grant under this Plan. The shares of Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.
     Section 4.3 Limitations on Grants to Individuals.
     (a) Stock Options and SARs.  The maximum number of shares of Stock that may be subject to stock options or SARs granted to any one Participant who is a Covered Employee during any calendar year and that are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be fifty thousand shares (50,000).
     (b) SARs.   The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SARs described under Section 3.1(b) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be one million dollars ($1,000,000).
     (c) Stock Awards or Restricted Stock Units.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 3.1(c) or Restricted Stock Units described under Section 3.1(d) which are granted to any one Participant who is a Covered Employee during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be fifty-five thousand (55,000).
     (d) Director Awards. The maximum number of shares of Stock that may be covered by awards granted to all non-Employee Directors, in the aggregate, is 20% of the shares of Stock reserved under this Plan. The maximum number of shares of Stock to be granted pursuant to Section 3.1(a) and Section 3.1(b) (relating to stock options and SARs) is twenty percent (20%) and the maximum number of shares of Stock that may be covered by awards granted to all non-Employee Directors, in aggregate, under Section 3.1(c) and 3.1(d) (relating to Restricted Stock Awards and Restricted Stock Units) shall be twenty percent (20%). The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.
     (e) Partial Performance. Notwithstanding the preceding provisions of this Section 4.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could be awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 4.4 hereof.
     Section 4.4 Corporate Transactions.
     (a) General. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of stock options, SARs, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, SARs and Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of stock options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, SARs, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of stock options, SARs, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of stock options, SARs, Restricted Stock Awards or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to a stock option, SAR, Restricted Stock Award or Restricted Stock Unit intended to qualify as “performance-based compensation” shall conform to the requirements of Section 162(m) of the Code and the regulations thereunder then in effect.

     (b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any stock options or SARs granted under the Plan which remain outstanding shall be converted into stock options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding stock options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.
     (c) The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.
     Section 4.5 Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
     (a) Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.
     (b) Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
ARTICLE 5 — CHANGE IN CONTROL
     Section 5.1 Consequence of a Change in Control. Subject to the provisions of Section 4.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:
     (a) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all stock options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).
     (b) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 3.1(c) and Restricted Stock Units described in Section 3.1(d) shall be fully earned and vested immediately.

     (c) In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.
     Section 5.2 Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
     (a) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, with one or more other persons, other than a transaction following which:
          (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and
          (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;
     (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;
     (c) a complete liquidation or dissolution of the Company or the Bank, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;
     (d) the occurrence of any event if, immediately following such event, Incumbent Directors do not aggregate at least a majority of the Company’s Board of Directors; or
     (e) any event which would be described in Section 5.2(a), (b), (c) or (d) if the term “Bank” were substituted for the term “Company” therein and the term “Bank’s Board of Directors” were substituted for the term “Company’s Board of Directors” therein. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. The term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.
ARTICLE 6 — COMMITTEE
     Section 6.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any decision to make or administer awards that are made to

Participants who at the time of consideration for such award (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees within the meaning of Code Section 162(m) during the term of the award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
     Section 6.2 Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:
     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance measures, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 7), to cancel or suspend awards, to grant awards as an alternative to, or as the form of payment for, grants or rights earned or due under compensation plans or similar arrangements of the Company, and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.
     (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
     (c) The Committee will have the authority to define terms not otherwise defined herein.
     (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.
     (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and Bylaws of the Company and applicable state corporate law.
     Section 6.3 Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then Covered Employees, within the meaning of Code Section 162(m) and are not expected to be Covered Employees at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
     Section 6.4 Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
     Section 6.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 7 — AMENDMENT AND TERMINATION
     Section 7.1 General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 3.6, Section 4.4 and Section 7.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 4.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s shareholders.
     Section 7.2 Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 7.2 or Section 3.6 to any award granted under this Plan without further consideration or action.
ARTICLE 8 — GENERAL TERMS
     Section 8.1 No Implied Rights.
     (a) No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

     (b) No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.
     (c) No Rights as a Shareholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
     Section 8.2 Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this part “(iii”), the option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of non-qualified options under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Restricted Stock Awards shall not be transferable prior to the time that such awards vest in the Participant.
     Section 8.3 Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
     Section 8.4 Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
     Section 8.5 Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.
     Section 8.6 Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
     Section 8.7 Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     Section 8.8 Tax Withholding.  Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to a stock option or SAR settled in stock, reducing the number of shares of Stock subject to the stock option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to Restricted Stock Award or Restricted Stock Unit, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting; or (iii) with respect to an SAR settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.
     Section 8.9 Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.
     Section 8.10 Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
     Section 8.11 Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 6.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     Section 8.12 No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
     Section 8.13 Governing Law and Arbitration.

     (a) The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Erie County, New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
     (b) Any dispute or controversy arising under or in connection with this Plan shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Company within fifty (50) miles from the location of the Company’s main office, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator’s award in any court having jurisdiction.
     Section 8.14 Benefits Under Other Plans.  Except as otherwise provided by the Committee or specified in such other benefit plan, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
     Section 8.15 Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
     Section 8.16 Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
     (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
     (b) in the case of certified or registered U.S. mail, three (3) days after deposit in the U.S. mail; or
     (c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt by facsimile, email or otherwise;
provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of each of the Company’s Chief Executive Officer and to the Vice President, Human Resources at the following address: One Grimsby Drive, Hamburg, New York 14075.
Adopted by the Board on                                                             .
Adopted by the Shareholders on                                         .

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Annual Meeting Proxy Card

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 — Robert G. Miller, Jr. 02 — John R. O’Brien 03 — James Tilley For Against Abstain 2. Approval of 2009 Long-Term Equity Incentive Plan. 3. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Twenty-First Annual Meeting of Shareholders or any adjournment(s) thereof. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Revocable Proxy — Evans Bancorp, Inc. PROXY FOR THE TWENTY-FIRST ANNUAL MEETING OF SHAREHOLDERS Evans Bancorp, Inc. 14-16 North Main Street Angola, NY 14006 This Proxy is solicited on Behalf of the Board of Directors of Evans Bancorp, Inc. The undersigned hereby appoints Kenneth C. Kirst and Nancy W. Ware as Proxies, each with the power to appoint his/her substitute and hereby authorizes either of them to represent and to vote all the shares of Common Stock of Evans Bancorp, Inc. held of record by the undersigned at the close of business on March 9, 2009 at the Twenty-First Annual Meeting of Shareholders to be held on April 23, 2009, or any adjournments thereof, upon the matters listed on the reverse side hereof. Each of the Proxies is authorized to vote, in his/her discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR each nominee set forth on the reverse side hereof under Proposal 1, FOR Proposal 2 to approve the 2009 Long-Term Equity Incentive Plan, and with discretionary authority on such other matters as may properly come before the meeting or any adjournment thereof. Shareholders may revoke this proxy following the procedures described in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 1, 2009, and a copy of the Evans Bancorp, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The undersigned hereby revokes any proxy or proxies heretofore given with respect to the Annual Meeting. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.